EXHIBIT 99.2
                                                                    ------------

                  IN THE UNITED STATES COURT OF FEDERAL CLAIMS
                          _____________________________

                                   NO. 95-473C
                             (JUDGE JAMES T. TURNER)
                          _____________________________

                               BANK UNITED, ET AL.

                                          PLAINTIFFS,

                                       V.

                                 UNITED STATES,

                                          DEFENDANT.
                          _____________________________

                  PLAINTIFFS' MOTIONS FOR AMENDED FINDINGS AND
                    JUDGMENT AND FOR REOPENING THE RECORD FOR
                               ADDITIONAL EVIDENCE
                          _____________________________

OF COUNSEL:                          WALTER B. STUART IV
JOHN D. TAURMAN                      VINSON & ELKINS L.L.P.
 UNIFIED D.C. BAR NO. 133942         1001 FANNIN, SUITE 2300
TEGAN M. FLYNN                       HOUSTON, TEXAS 77002-6760
 UNIFIED D.C. BAR NO. 420710         (713) 758-1086
JOSEPH E. HUNSADER
 UNIFIED D.C. BAR NO. 453328         ATTORNEY OF RECORD FOR PLAINTIFFS
(202) 639-6650

VINSON & ELKINS L.L.P.
1455 PENNSYLVANIA AVENUE, N.W.
SUITE 600
WASHINGTON, DC 20004-1008

DAVID T. HEDGES, JR.
 TEXAS BAR NO. 09370000
MICHAEL C. HOLMES
 TEXAS BAR NO. 24002307
(713) 758-2676

VINSON & ELKINS L.L.P.
1001 FANNIN, SUITE 2300
HOUSTON, TEXAS 77002-6760

JANUARY 23, 2001

                                TABLE OF CONTENTS
                                -----------------

TABLE OF AUTHORITIES........................................................ii

APPENDIX TABLE OF CONTENTS.................................................iii

INTRODUCTION.................................................................2

I.    THE "COST OF MITIGATING THE BREACH" AWARDED BY THE COURT
      SHOULD INCLUDE THE PROVEN DIVIDEND PAYMENTS BY BANK UNITED
      FOR THE CAPITAL THE BANK RAISED THROUGH ITS ISSUANCE OF
      PREFERRED STOCK IN 1992................................................4

II.   THE "COST OF MITIGATING THE BREACH" AWARDED BY THE COURT
      SHOULD INCLUDE THE $35,338,988 INFUSED BY PLAINTIFF BANK
      UNITED CORP. AS COMMON EQUITY INTO BANK UNITED IN 1990 AND
      1991, AND THE RETURN ON THE $35,338,988 THAT PLAINTIFFS COULD
      HAVE EARNED IN AN ALTERNATIVE INVESTMENT...............................9

III.  THE TRIAL RECORD SHOULD BE REOPENED TO ALLOW SUPPLEMENTAL
      EVIDENCE OF THE COST OF THE MITIGATION FOUND BY THE COURT,
      AND THE COURT'S FINDINGS AND JUDGMENT CONCERNING THE "COST OF
      MITIGATING THE BREACH" SHOULD BE AMENDED TO INCORPORATE THE
      SUPPLEMENTAL EVIDENCE.................................................14

CONCLUSION..................................................................15

                              TABLE OF AUTHORITIES


CASES

CALIFORNIA FEDERAL BANK V. UNITED STATES,
  43 Fed. Cl. 445 (1999)_____________________________________________________8

CALIFORNIA FEDERAL BANK, FSB V. UNITED STATES,
  245 F.3d 1342 (Fed. Cir. 2001),
  CERT. DENIED, 70 USLW 3361 (2002)__________________________________________8

HABERERN V. KAUPP VASCULAR SURGEONS LTD. DEFINED BENEFIT PLAN AND TRUST
  AGREEMENT,
  151 F.R.D. 49, (E.D. Penn. 1993),
  REV'D ON OTHER GROUNDS, 24 F.3d 1491 (3d Cir. 1994)________________________3

HICKS V. TOWN OF HUDSON,
  390 F.2d 84 (10th Cir. 1967)_______________________________________________3

HUGHES COMMUNICATIONS GALAXY, INC. V. UNITED STATES,
  271 F.3d 1060 (Fed. Cir. 2001)__________________________________________6, 7

HUTCHINSON V. STRATON,
  994 F.2d 1076 (4th Cir. 1993)______________________________________________4

KANGAS V. TRUST,
  441 N.E.2d 1271 (Ill. App. 1982)___________________________________________6

LASALLE TALMAN BANK, F.S.B. V. UNITED STATES,
  45 Fed. Cl. 64 (1999),
  ON APPEAL Nos. 00-5005, 00-5027 (Fed. Cir.)________________________________8

NATIONAL METAL FINISHING CO. V. BARCLAYSAMERICAN/COMMERCIAL, INC.,
  899 F.2d 119 (1st Cir. 1990)_______________________________________________3

SCOTT V. CITY OF TOPEKA POLICE AND FIRE CIVIL SERV. COMM'N,
  739 F. Supp. 1434 (D. Kan. 1990)___________________________________________3

OTHER AUTHORITIES

11 Charles Alan Wright et al., Federal Practice and Procedure
                               ------------------------------
  2810.1 (2d ed.1995)________________________________________________________4

3 D. Dobbs, Law of Remedies Sec. 12.6(2) (1993)______________________________6
            ---------------

Restatement (Second) of Contracts Sec. 350 cmt. b (1981)_____________________6

RULES

Rules of the United States Court of Federal Claims 52(b), 59(a), (d)___1, 3, 4

                           APPENDIX TABLE OF CONTENTS
                           --------------------------

      DESCRIPTION

A     BANK UNITED'S DIVIDEND PAYMENTS ON ITS
      10.12 PERCENT "SERIES A" PREFERRED STOCK

B     INVESTMENT RETURNS ON $35,338,988 INFUSED AS
      COMMON EQUITY INTO BANK UNITED AT 20%
      RATE OF RETURN (COMPOUNDED ANNUALLY)

C     INVESTMENT RETURNS ON $35,338,988 INFUSED
      AS COMMON EQUITY INTO BANK UNITED AT VARIOUS
      RATES OF RETURN (COMPOUNDED ANNUALLY)

D     ADDITIONAL DIVIDEND PAYMENTS BY BANK UNITED
      ON ITS 10.12 PERCENT "SERIES A" PREFERRED STOCK

E     DECLARATION OF JONATHON K. HEFFRON

                  IN THE UNITED STATES COURT OF FEDERAL CLAIMS

BANK UNITED, et al.,                      SS
                                          SS
                  Plaintiffs,             SS
                                          SS
            v.                            SS     No. 95-473C
                                          SS     (Judge James T. Turner)
UNITED STATES,                            SS
                                          SS
                  Defendant.              SS



                  PLAINTIFFS' MOTIONS FOR AMENDED FINDINGS AND
                      JUDGMENT AND FOR REOPENING THE RECORD
                             FOR ADDITIONAL EVIDENCE

      Pursuant to Rules 52(b), 59(a), and 59(d) of the Rules of the United States Court of Federal Claims ("RCFC"), Plaintiffs^1 respectfully move that (1) the Court amend certain findings in its October 29, 2001 Opinion and Order ("Opn.") and amend its judgment of January 8, 2002 regarding Plaintiffs" "proven costs incurred to mitigate the breach," Opn. at 2, (2) the Court reopen the record to receive additional documentary evidence of such costs, and (3) the Court reopen the record to admit a document inadvertently omitted from the trial record. Appendix E is the Declaration of Jonathon K. Heffron, which contains the official corporate reports and public filings that Plaintiffs propose to offer into evidence.

----------
1 Judgment has been entered in the names of Bank United, Bank United Corp., and Hyperion Partners L.P. Bank United was the name of the acquiring thrift when this case was tried; it was formerly known as Bank United of Texas FSB and United Savings Association of Texas FSB. Bank United Corp. was the name of the acquiring thrift's holding company when this case was tried; it was formerly known as USAT Holdings Inc. Bank United, Bank United Corp., and Hyperion Partners L.P. were all parties to the breached contract with the Government. The other party to the contract, Hyperion Holdings Inc. (the corporate parent of USAT Holdings Inc.), was merged into Bank United Corp in 1996. After the trial, Bank United was merged into Washington Mutual Bank, F.A., and Bank United Corp. was merged into Washington Mutual, Inc.

                                  INTRODUCTION

      The damages issues in this case were tried to the Court in 1999. At the trial, Plaintiffs presented evidence in support of a claim for lost profits and an alternative claim for damages based on a cost of substitute capital model. In its Opinion and Order of October 29, 2001, the Court rejected Plaintiffs' lost profits claim and Plaintiffs' model for calculating the cost of substitute capital. Those rulings are not the subject of these motions, and Plaintiffs respectfully reserve their rights of appeal with respect to those rulings.

      The Court held that Plaintiffs fully mitigated the Government's breach and that "plaintiffs are entitled to damages totaling $8,826,783 for the cost of mitigating the breach." Opn. at 38. The amount awarded includes $4,884,283 for the cost of mitigating the breach of the subordinated debt provision of the parties' contract and $3,942,500 of transaction costs (comprised of commissions and fees) paid when Bank United issued 3,420,000 shares of preferred stock at a dividend rate of 10.12 percent to obtain $85,500,000 of equity capital in
December 1992. Id. at 29-30, 37-38. The Court also ruled that "Plaintiffs further mitigated throughout the damages window by various other infusions of capital into Bank United," including a $4,200,000 infusion in 1990, a $15,000,000 infusion later in 1990, and a $16,138,988 infusion in 1991,^2 totaling $35,338,988. Id. at 38; see also Id. at 30-32. In connection with those infusions, the Court held:

            Plaintiffs would have been entitled to any proven costs incurred in connection with these mitigation infusions of capital..., but no evidence of costs related to such additional infusions ... was presented. Thus, there is no record on which to base an award for those mitigation activities.

Id. at 38.

----------
2     The exact amount of the December 1991 infusion is recorded in DX 1017.

      Plaintiffs are filing their motions under Rule 52(b) and Rule 59(d) because the Court's findings and judgment do not take into account undisputed evidence in the trial record relating to the costs of the mitigation found by the Court.^3 Specifically, the trial record contains evidence of the dividends paid to investors through March 1999 on the $85,500,000 of preferred stock Bank United issued in 1992, the $35,338,988 infused by Plaintiffs into Bank United as common equity capital in 1990 and 1991, and the return Plaintiffs should have made on that capital. The purpose of these motions is to respectfully request the Court to amend its findings and judgment to incorporate the additional proven costs of the mitigation found by the Court. Specifically, Plaintiffs submitted unrefuted evidence that they paid $54,126,972 in dividends on the 1992 preferred stock through March 31, 1999 and that Plaintiffs infused $35,338,988 into Bank United as common equity capital. In addition, the record shows that Plaintiffs are entitled to at least a 20 percent return on the $35,338,988 investment.

----------
3 Rule 52(b) allows the Court to "amend its findings-or make additional findings-and . . . amend the judgment accordingly." Rules of the United States Court of Federal Claims ("RCFC") 52(b). In interpreting this Rule's analog in the Federal Rules of Civil Procedure ("FRCP"), courts have granted Rule 52(b) motions where additional findings are necessary to effectuate the legal conclusions of a court or where a court has not considered all of the relevant evidence contained in the record. See Haberern v. Kaupp Vascular Surgeons Ltd. Defined Benefit Plan and Trust Agreement, 151 F.R.D. 49, 50-51 (E.D. Penn. 1993) ("primary purpose of Rule 52(b) is to ensure that the trial court's findings of fact and legal reasoning are clear, cover the essential factual and legal points, and will be understood by the appellate court"), rev'd on other grounds, 24 F.3d 1491 (3d Cir. 1994); see, e.g., National Metal Finishing Co. v.
BarclaysAmerican/Commercial, Inc., 899 F.2d 119, 121-24 (1st Cir. 1990) (affirming district court's grant of defendant's FRCP 52(b)/FRCP 52(e) motion, and subsequent reversal of its original judgment, where court failed to consider evidence in record); Hicks v. Town of Hudson, 390 F.2d 84, 88 (10th Cir. 1967) (affirming trial court's Rule 52(b) amendment where original judgment failed to consider evidence in record). Rule 59(d) likewise allows a court to amend to effectuate its ruling: "A motion to alter or amend judgment is particularly appropriate to obtain additional relief to which a party has been found to be entitled." Scott v. City of Topeka Police and Fire Civil Serv. Comm'n, 739 F. Supp. 1434, 1437 (D. Kan. 1990) (granting FRCP 59(e) motion in Title VII case where court found that defendant was required to certify plaintiff as eligible for hire as a firefighter but did not conclude whether the city was required to hire the plaintiff).

      Further, Plaintiffs are filing their motions under Rule 59(a) and Rule 59(d) because Bank United continued to pay dividends on the 1992 preferred stock from March 31, 1999 through the end of 2000. Most of those dividends were paid after the trial, but prior to the date of the Court's opinion.^4 Plaintiffs respectfully submit that the record should be reopened to allow proof of those dividend payments and that the Court's amended findings and judgment should incorporate them as well. This would add $15,142,050 in mitigation costs to the total award.

      Plaintiffs also seek admission of a Bank United Corp. audited financial statement that was used to support trial exhibits admitted and cited by the Court, but that inadvertently was not offered into evidence. The financial statement contains a description of corporate transactions in 1996 relevant to mitigation costs, including the merger of Hyperion Holdings, Inc. and Bank United Corp. See Declaration of Jonathon K. Heffron (App. E, Tab 17).

I. THE "COST OF MITIGATING THE BREACH" AWARDED BY THE COURT SHOULD INCLUDE THE PROVEN DIVIDEND PAYMENTS BY BANK UNITED FOR THE CAPITAL THE BANK RAISED THROUGH ITS ISSUANCE OF PREFERRED STOCK IN 1992.

      In its opinion, the Court held:

                  Thus, at the time of FIRREA's  impacts,  plaintiffs
            became entitled to the cost of restoring the borrowing capacity (capital ratio) eliminated by FIRREA in a way that would allow Bank United to pursue its intended growth and profit-making plans. In a case of this nature, such damages are the same as the costs of
                                                      --------------

----------
4     Rules  59(a) and  59(d)  provide  the Court  with  the  power to amend its judgment based on previously unavailable evidence or on evidence that, although available at the time of trial, is necessary to prevent "manifest injustice." See RCFC 59(a) ("On a motion under this rule, the court may open the judgment .
 . . take additional testimony, amend findings of fact and conclusions of law, or make new  findings  and  conclusions  . . . ."); 11 Charles  Alan Wright et al.,
Federal Practice and Procedure 2810.1 (2d ed.1995) (a motion under FRCP 59(e), the analog to RUSCC 59(d), "may be granted so that the moving party may present newly discovered or previously unavailable evidence . . . [or] if necessary to prevent manifests injustice"); see also Hutchinson v. Straton, 994 F.2d 1076, 1081 (4th Cir. 1993) (court has power to amend judgment to "account for new evidence not available at trial . . . or prevent manifest injustice").

            mitigation.  This is the  "make  whole"  remedy to which
            --------------------------------------------------------
            plaintiffs were surely entitled.
            -------------------------------

Opn. at 19-20 (emphasis added). At trial, Plaintiffs submitted evidence supporting a calculation of mitigation costs in the form of a cost of substitute capital model, which "calculate[d] the costs to infuse the substitute capital necessary to mitigate the lost leverage caused by the breach" in December 1989. Id. at 20-21. The Court rejected Plaintiffs' model and held that Plaintiffs actually mitigated "on a piecemeal basis" over time, including through Bank United's issuance of preferred stock in 1992. Id. at 21, 28-30, 37-38.

      Even though the Court declined to adopt Plaintiffs' cost of substitute capital model, the Court did award Plaintiffs the transaction costs of mitigating through issuance of the 1992 preferred stock. We respectfully submit that the Court also should have included in its award the proven costs of paying dividends to the investors to whom the stock was issued. Plaintiffs request that the Court accept Plaintiffs' previously introduced evidence and include the proven dividends actually paid on the preferred stock in the award of recoverable mitigation costs

      Plaintiff Bank United paid compensation to the holders of its 1992 preferred stock, who supplied $85,500,000 in capital to Bank United, quarterly at an annual dividend rate of 10.12 percent. (JX 7). The annual dividend obligation was $8,652,600 ($85,500,000 x .1012), or $2,163,150 per quarter.
Appendix A is a table with citations to the trial record proving Plaintiff Bank United's dividend payments on the preferred stock through March 31, 1999, shortly before the damages trial in this case. The total amount of dividends paid is $54,126,972.

      As Plaintiffs noted at trial, mitigating by obtaining new capital does not produce an exact substitute for the promises the Government breached. Adding more capital cannot replace the favorable capital ratio of the Capital Plan, which permitted greater growth and hence greater returns on existing capital.
                                                              --------
See Tr. 800-02, 812-13, 833-35 (Shay); 1911-12 (S. Ranieri); 2915-

17(Myers); Plaintiffs' Post-Trial Brief ("Pl. Br.") at 77-78. Adding more capital, unlike the Government's promises that were broken, adds cash. When the substitute obtained through mitigation is not equivalent to the promise whose breach is being mitigated, the cost of the mitigation may be adjusted to account for the differences to the extent practicable. See Restatement (Second) of Contracts Section 350 cmt. b (1981); Hughes Communications Galaxy, Inc. v. United States, 271 F.3d 1060, 1066-67 (Fed. Cir. 2001). However, when a mitigation transaction produces benefits for the plaintiff that the defendant's breached promise would not have provided, the cost of the mitigation transaction should not be adjusted downward to account for the added benefit if the plaintiff did not need or want the benefit. See 3 D. Dobbs, Law of Remedies
                                                                 ---------------
Section 12.6(2), at 139-40 (1993);  Kangas v. Trust, 441 N.E.2d 1271, 1274 (Ill.
App. 1982). There is no evidence that added cash (as opposed to added capital for leverage purposes to support added growth in place of the breached regulatory forbearance) was wanted or needed with respect to the issuance of the preferred stock, so no downward adjustment for that benefit is legally required.

      Undoubtedly, the Government's response to Plaintiffs' request for the preferred dividends will be to ask the Court to accept the testimony of one of the Government's expert witnesses that the cost of mitigation through obtaining substitute capital is limited to transaction costs. See Tr. 4276-82 (Miller). His theory was that, so long as capital is obtained at a market rate of return, the obligation to make dividend payments at the market rate is cancelled out by the value of the capital supplied by the investors, leaving only transaction costs as the cost of the substitute capital. Id. at 4279-81 (Miller). See Defendant's Post-Trial Brief ("Def. Br.") at 42-44; Defendant's Post-Trial Reply Brief ("Def. Reply Br.") at 57-58, 69.

      Plaintiffs demonstrated at trial that, as a matter of law, the Government's theory is flawed. See Pl. Br. at 84-86; Plaintiffs' Post Trial Reply Brief (Pl. Reply Br.) at 50-51. The flaw is readily apparent from a simple hypothetical (cf. Pl. Reply Br. 50), in which P is analogous to Plaintiffs, G to the Government, and C to the supplier of capital:

      o P and G enter into a complex contract under which one of G's obligations is to provide a service that creates "enhanced leverage capacity" for P;

      o G later repudiates its obligation to provide its "leverage capacity" service as part of its contractual performance;

      o P then incurs $5 searching for someone to provide substitute "leverage capacity" service;

      o P succeeds in finding C, who agrees to provide the "leverage capacity" service in return for a series of payments by P totaling $100;

      o Everyone agrees that P is paying a fair market price, i.e., that P receives $100 worth of service from C in return for the $100 P pays to C;

      o C provides the service, and P makes the agreed payments to C totaling $100.

What is P's cost of mitigation?

      The answer is $105, not only the $5 in transaction costs, because P is paying an extra $100 for a service that G had promised to provide as part of the P-G contract. See, e.g., Hughes Communications, 271 F.3d at 1066. It is immaterial that the "net present value" of P's transaction with C is zero, i.e., that P is paying $100 to C to receive something from C worth $100; the relevant comparison is not between what P pays to C and what P receives from C (the comparison made by the Government and its expert), but between what additional payments P would have to make if G had performed (zero) and what P has to pay C to replace G's promised performance ($100), plus $5 in transaction costs.^5 By the same token, the mitigation cost of

----------
5 Of course, if G's breach created a savings for P - i.e., if the breach excused P from an executory obligation to pay G - the $105 cost of mitigation would be offset by the savings. The Government's theory does not rest on the possibility of such savings, and the Government did substitute capital in the form of preferred stock includes not only the issuance cost of the preferred stock, but also the dividend payments made to the suppliers of the capital.

      In short, it does not matter that the non-breaching party's obligation to pay dividends for substitute mitigation capital is equal in value to the capital obtained; the point is that, but for the breach, the non-breaching party would have had the capital (or its substantial equivalent) through the breaching party's promised performance without any obligation to pay dividends. The dividends are thus manifestly a cost of mitigation.^6

      Once the "cancel out" fallacy of the Government's, and its expert's, transaction-cost theory is exposed and properly rejected, the fact remains that there was no dispute at the trial of this case that raising capital requires the payment of compensation to capital suppliers for the risks they take; every
                                                                           -----
witness agreed that capital is not "free." See Tr. 714-15,  819,  949-51 (Shay);
-----------------------------------------
2942, 2945 (Myers); 3625-27 (Fischel);  4226-27, 4301-02 (Miller). As Plaintiffs
argued at trial: "Any time new capital is raised and invested, the providers of the capital must be compensated for the use of their funds with investment returns reflecting the risks they are taking. [Citations omitted.] If it is assumed that their funds are replacing the Government's broken promises, the cost of compensating them is a cost of mitigation." See Pl. Reply Br. 51.

----------
not argue that its FIRREA breach relieved Plaintiffs of any contractual obligation to pay money to the Government.

6 The fundamental logical flaw in this witness's testimony was recognized in LaSalle Talman Bank, F.S.B. v. United States, 45 Fed. Cl. 64, 105-07 (1999), on appeal Nos. 00-5005, 00-5027 (Fed. Cir.). In California Federal Bank v.
United States, 43 Fed. Cl. 445, 461 (1999) the trial court accepted his testimony. On appeal, however, the Federal Circuit did not rule, as a matter of law, that the Government's theory was correct. The Federal Circuit simply found no "clear error" in the trial court's factual finding regarding the credibility of conflicting testimony on the measurement of capital replacement costs (we note that plaintiffs' experts in that case did not testify in this case and that plaintiffs' witnesses testified differently in the instant case from that case). California Federal Bank, FSB v. United States, 245 F.3d 1342, 1350 (Fed. Cir.
2001), cert. denied, 70 USLW 3361 (2002).

The total cost of the 1992 preferred stock issuance mitigation is comprised of the following elements:

      Issuance Costs (already awarded):                 $3,942,500

      Dividend Costs (12/92-3/99):                     $54,126,972

      Dividend Costs (4/99-12/00) (See Part III infra):$15,142,050

      Total Preferred Stock Mitigation Cost:     $73,211,472

Based on the arguments Plaintiffs presented at trial and the trial evidence, Plaintiffs are entitled as a matter of law to recover this amount.

II. THE "COST OF MITIGATING THE BREACH" AWARDED BY THE COURT SHOULD INCLUDE THE $35,338,988 INFUSED BY PLAINTIFF BANK UNITED CORP. AS COMMON EQUITY INTO BANK UNITED IN 1990 AND 1991, AND THE RETURN ON THE $35,338,988 THAT PLAINTIFFS COULD HAVE EARNED IN AN ALTERNATIVE INVESTMENT.

      The Court held that Plaintiffs were "surely entitled" to be made whole by recovering their "costs of mitigation" and emphasized that Plaintiffs should recover "any proven costs incurred in connection with" the infusions. Opn. at 19-20, 38. The Court did not, however, make the Plaintiffs whole for the $35,338,988 in "mitigation infusions of capital" in 1990-1991, because it found "no evidence of costs related to such additional infusions ... was presented." Opn. at 20, 38. Plaintiffs submit that evidence of the cost of those infusions was presented and, accordingly, respectfully request that the Court amend its findings and judgment to incorporate the "proven costs."

      Plaintiff Bank United Corp. supplied the funds for the $35,338,988 in equity infusions into Bank United in three transactions. In June 1990, it invested $4,200,000 in capital to pay off a bridge loan of that amount used to fund the initial common equity infusion into United Savings Association of the Southwest ("USAS") in May 1990. Opn. at 30; DX 1017; DX 1240A. In

December 1990, it invested $15,000,000 in capital that was infused into Bank United as common equity, Opn. at 31; DX 1017; DX 1240A, and, in December 1991, it infused $16,138,988 into Bank United as common equity. Opn. at 31-32; DX 1017; DX 1240A.

      The Court found that the Plaintiff-owners invested the $35,338,988 to mitigate the Government's breach. Opn. at 29-32. The Government's breach thus imposed a cost on the Plaintiff-owners as investors when it required them to devote more capital to their investment in Bank United merely to restore Bank United to where it would have been without the breach. But for the breach, the Plaintiff-owners would have enjoyed an unimpaired return on their initial $90 million investment in Bank United, without having to contribute an additional $35,338,988 to Bank United, plus the returns on an equivalent $35,338,988 investment outside Bank United. Adding $35,338,988 in capital to Bank United after the breach may have mitigated the harm to Bank United by substituting Plaintiff-owners' money for the lost leverage capacity caused by the Government"s breach, but the Plaintiff-owners were not made whole. They should have been allowed to keep their $35,338,988, enjoy an undamaged Bank United, and earn a return or "opportunity cost" on the $35,338,988 invested elsewhere. This "opportunity cost," a principle all experts at trial
             -------------------------------------------------------------------
acknowledged (see Tr. 2938-39,  3298-3301 (Myers);  3620-21,  3626-27 (Fischel);
------------
4226-27, 4293-94 (Miller)), is the rate of return offered on equivalent alternative investments. Id.

      But for the breach, the $35,338,988 would not have been used for mitigation purposes, i.e., to put Bank United in the same position it would have been in absent the breach. Thus, the Plaintiff owners were out of pocket both that sum and a return on that sum. A simple hypothetical proves the point:
Assume Plaintiff-owners, in a non-breach world, invest $90 million in capital and, after seven years, that amount has grown into an institution worth $500 million.^7 Now assume that, in a breach world, Plaintiff-owners had to invest an additional $35,338,988 in capital to make up for the lost leverage capacity. After seven years, the $90 million plus the $35,338,988 (a total investment of $125,338,988) has grown into an institution worth the same $500 million it would have been worth absent the breach. As the Court held, Plaintiff-owners have mitigated the harm to Bank United. In doing so, however, they are out of pocket the $35,338,988 and the return they would have earned on that sum. To make them whole and put them in the position they would have been in absent the breach (i.e., $90 million capital invested to grow into $500 million), they must be awarded the $35,338,988 and the return they had to forego on it.^8 Plaintiff-owners' right to return of their $35,388,988 is illustrated below:

                  Without Mitigation    With Mitigation

      Final Value       $500,000,000      $500,000,000

      Investment      -   90,000,000    -  125,388,988
                          ----------       -----------

      Gain              $410,000,000      $375,662,012

                                          $410,000,000

                                         -$375,662,012
                                          ------------

      Plaintiffs' Mitigation Cost Damages: $35,338,988
                                           -----------

      To  be  made  whole,  however,   Plaintiffs  must  recover  not  only  the
$35,338,988 they infused in Bank United to mitigate the breach, but also a reasonable return that could have been

----------
7     The Government presented evidence that on August 9, 1996 Bank United was worth $514,000,000 to its investors on their original $90,000,000 investment. DX 1268. We are using a round number in the hypothetical for simplicity.

8 In the hypothetical, Plaintiff-owners' return on the $35,338,988 is zero. The $500 million final value, in the breach world, includes the $35,338,988 mitigation infusions but no separate return on those monies. Based upon the Court's ruling that the $35,338,988 was used to mitigate the breach, the 24-25 percent IRR that plaintiff Hyperion Partners L.P. earned (Opn. at earned on a comparable investment. The trial record and the Court's Opinion provide evidence of what that return would have been.

      The goal of Plaintiff Hyperion Partners L.P. was to achieve above average rates of return. Tr. 217, 283, 585-86 (L. Ranieri); JX 3 at BU945823. To make the managers' incentives consistent with the partnership's aim, the general partner, Hyperion Ventures L.P., was incentived through a series of escalating profit sharing formulas to make capital calls only for investments with high rates of return. (JX 3 at BU945823, BU945830-35, BU945929-30 (P. 4.2.2.)). Above
return of their capital in a specific investment, limited partners received 99.5 percent of all proceeds from the disposition of that investment until their cumulative return, on a compounded semi-annual basis, on that investment and all previously disposed investments, equaled 12 percent. Id. at BU945929 (P. 4.2.2(a)-(b)). The general partner's "promote" or "carried interest" (sharing disproportionate to its capital contribution) of 30 percent started only above that 12 percent figure, id. at BU945929 (P. 4.2.2(b)-(c)), is allowed to be caught up only after the limited partners' cumulative return equaled 20 percent, Id. at BU945929-30 (P. 4.2.2(c)-(d)), and is only increased to 40 percent after the limited partners' cumulative return equaled 30 percent, Id. at BU945930 ((P. 4.2.2(e)-(f)). Understanding this incentive structure explains and underscores Mr. Lewis Ranieri's testimony that Hyperion Partners' target rate of return for its investments was 30 percent per year. Opn. at 34 n.18; Tr. 585-86 (L. Ranieri). See also Tr. 714, 717 (Shay); 1863-64 (S. Ranieri). Clearly, it would have been self-defeating, and contrary to the partnership's purposes, for the general partner to call capital and have it lying around or put it into a low yielding investment. Plaintiff Hyperion Partners' should not be placed into that

----------
34 n.18) was a blended rate of the zero percent earned on the $35,338,988 and the approximately 28 percent IRR earned on the earlier capital infusions.

position because it attempted to mitigate the tremendous harm caused by the Government's breach.

      The record amply supports the conclusion that the cost to Plaintiff-owners of investing the $38,388,988 in June and December 1990 and December 1991 was at least 20 percent. In 1990, the holders of the subordinated debt of Bank United demanded and received a return of 15.75 percent interest on the senior notes of Bank United Corp. Tr. 763-65, 788-89 (Shay). Certainly, the common equity holders of Bank United Corp. who were in an inferior, subordinate, and riskier position would be expected to, and would, receive a higher return. Furthermore, Mr. Scott Shay testified how difficult it was to place preferred stock at the Bank United level prior to December 1992. Tr. 805-06 (Shay); Pl. Br. 25. Mr. Shay testified that prospective buyers were demanding 20-25 percent. Id. The Court found Mr. Shay's testimony "credible and supported by the facts. . . ." Opn. at 29 n.15. Common equity holders at Bank United Corp. manifestly were in a far inferior, subordinate, and riskier position than the preferred stock holders of Bank United and would have sought higher returns commensurate with their risk. Finally, even the Government concedes that Hyperion Partners' return on its original investment in Bank United, without the additional $35,338,988, was approximately 28 percent. DX 1268. Plaintiff-owners should not be punished for mitigating. Award of an annual return of 20 percent on the $35,338,988 from the dates invested to August 9, 1996 is within the range of fair and reasonable and the low end of what a common equity infusion at that time would have cost.^9

----------
9     Appendix B shows  Plaintiffs' return  on  $35,338,998  at 20  percent. For comparison  purposes,  Appendix C shows  returns at annual  rates of 28 percent,
15.75 percent, 12 percent, and the risk free 7 percent rate.

III. THE TRIAL RECORD SHOULD BE REOPENED TO ALLOW SUPPLEMENTAL EVIDENCE OF THE COST OF THE MITIGATION FOUND BY THE COURT, AND THE COURT'S FINDINGS AND JUDGMENT CONCERNING THE "COST OF MITIGATING THE BREACH" SHOULD BE AMENDED TO INCORPORATE THE SUPPLEMENTAL EVIDENCE.

      In the interests of justice, and in order to achieve a full record on the cost of the mitigation found by the Court, Plaintiffs respectfully request that the trial record be reopened for the limited purpose of receiving incontrovertible documentary evidence concerning mitigation costs not reflected in the trial record. See note 4 above.

      As demonstrated in the exhibits to the Declaration of Jonathon K. Heffron (App. E) filed with these motions, Plaintiff Bank United continued to pay dividends on its 10.12 percent preferred stock for seven quarters after the period covered in the trial record. The additional dividend payments are listed in Appendix D and total $15,142,050. These dividend payments are substantiated through the same types of official corporate filings supporting the earlier dividend payments found in the trial record.^10 Plaintiffs respectfully request that this evidence be received and that the Court's findings and judgment be amended to incorporate this additional cost of the mitigation found by the Court.

      Also, 1996 audited financial  statements of Bank United Corp. (App. E, Tab
17) were inadvertently omitted from the trial record. Although the audited financial statements of Bank United Corp. for 1989 through 1995 and 1997-98 were offered and received in evidence without objection (DX 808-14, JX 71), and the 1996 statements were marked DX 1325, the 1996 statements were never offered. The omission is particularly odd because the 1996 financial

----------
10    For the reasons stated earlier, a downward adjustment to the dividend cost for cash effects is not required.

statements were used and cited by the Government. See Tr. 3474-77, 3605-09, 3923-25 (Fischel); DX 1213; DX 1268; PX 2006. The 1996 audited financial statements were also used and cited as support for the list of equity infusions set forth in DX 1240A, which is cited in the Court's opinion at 30, 31, 32, and
38. Plaintiffs request that the omission of DX 1325 from the trial record be corrected so that there is a full record of a key trial exhibit cited in the Court's Opinion and Order.

                                   CONCLUSION
                                   ----------

      The Court held that the Government's behavior constituted an "egregious breach of ... significant, bargained-for provisions," Opn. at 9, for which the Plaintiffs are entitled to a "'make whole' remedy," Opn. at 19-20. To replace the leverage capacity the Government took away, the Court found that, inter alia, Bank United had to issue over $85 million in preferred stock, Opn. at 29-30, and Bank United Corp. had to infuse over $35 million in common equity capital, Opn. at 30-32. These infusions were necessary to "restor[e] the borrowing capacity (capital ratio) eliminated by FIRREA in a way that would allow Bank United to pursue its intended growth and profit-making plans," Opn. at 19. See also, Opn. at 32. A breach that requires over $125 million to mitigate is indeed "egregious" and "significant." The tremendous value of the forbearances to Plaintiffs is apparent from the cost of mitigation as is the devastating harm their breach had the potential to cause. The huge cost of mitigating that harm is not supposed to fall on the victim, however successful or wealthy the victim is. The wrongdoer must reimburse the cost of mitigation.

      Failure to award Plaintiffs the dividends on the preferred stock and the $35,338,988 plus a fair return on it would leave Plaintiffs far from whole, reward the wrongdoer, and render the breach of the forbearances meaningless.

      For the foregoing reasons, Plaintiffs respectfully request that the Court's findings and judgment be amended and that the trial record be reopened for the purpose of receiving supplemental evidence on the cost of the mitigation found by the Court and to admit the omitted exhibit.

                                             Respectfully submitted,


                                             _____________________
                                             Walter B. Stuart
                                             Texas Bar No. 194290290
                                             VINSON & ELKINS L.L.P.
                                             1001 Fannin, Suite 2300
                                             Houston, Texas 77002
                                             (713) 758-1086

                                             Attorney of Record for Plaintiffs
OF COUNSEL
John D. Taurman
  Unified D.C. Bar No. 133942
Tegan M. Flynn
  Unified D.C. Bar No. 420710
Joseph E. Hunsader
  Unified D.C. Bar No. 453328
(202) 639-6650

VINSON & ELKINS L.L.P.
1455 Pennsylvania Avenue, N.W.
Suite 600
Washington, DC  20004-1008

David T. Hedges, Jr.
  Texas Bar No. 09370000
Michael C. Holmes
  Texas Bar No. 24002307
(713) 758-2676

VINSON & ELKINS L.L.P.
1001 Fannin, Suite 2300
Houston, Texas 77002-6760

                             CERTIFICATE OF SERVICE
                             ----------------------

      I hereby certify that on this ____ day of January 2002, I caused a copy of Plaintiffs' Motions for Amended Findings and Judgment and for Reopening the Record for Additional Evidence to be served by hand delivery and United States mail upon:

            John J. Hoffman, Esq.
            Commercial Litigation Branch
            Civil Division
            Department of Justice
            Attn:  Classification Unit, 8th Floor
            1100 L. Street, N.W.
            Washington, D.C. 20530




                                    _________________________________
                                    Attorney for Plaintiffs

Plaintiffs Post Trial Motion filed 1_.doc

                                   APPENDIX A

                     BANK UNITED'S DIVIDEND PAYMENTS ON ITS
                    10.12 PERCENT "SERIES A" PREFERRED STOCK


                                 DIVIDEND        RECORD
                   DATE          PAYMENT         REFERENCE
                   3/31/93         $2,211,372      [1]
                   6/30/93          2,163,150      [2]
                   9/30/93          2,163,150      [3]
                   FY1993          $6,537,672      [4]
                   12/31/93         2,163,150      [5]
                   3/31/94          2,163,150      [6]
                   6/30/94          2,163,150      [7]
                   9/30/94          2,163,150      [8]
                   FY1994          $8,652,600      [9]
                   12/31/94         2,163,150     [10]
                   3/31/95          2,163,150     [11]
                   6/30/95          2,163,150     [12]
                   9/30/95          2,163,150     [13]
                   FY1995          $8,652,600     [14]
                   12/31/95         2,163,150     [15]
                   3/31/96          2,163,150     [16]
                   6/30/96          2,163,150     [17]
                   9/30/96          2,163,150     [18]
                   FY1996          $8,652,600     [19]
                   12/31/96         2,163,150     [20]
                   3/31/97          2,163,150     [21]
                   6/30/97          2,163,150     [22]
                   9/30/97          2,163,150     [23]
                   FY1997          $8,652,600     [24]
                   12/31/97         2,163,150     [25]
                   3/31/98          2,163,150     [26]
                   6/30/98          2,163,150     [27]
                   9/30/98          2,163,150     [28]
                   FY1998          $8,652,600     [29]
                   12/31/98         2,163,150     [30]
                   3/31/99          2,163,150     [31]

                    Total         $54,126,972
                                  ============

               Record Reference:  See next page.
                               APPENDIX A (CONT'D)

    RECORD
   REFERENCE     RECORD CITE


      [1]      DX1030 at BU717318 & BU717324; JX89 at BU140295
      [2]      DX1030 at BU717248 & BU717256; JX90 at BU140339
      [3]      DX1030 at BU717208 & BU717213; JX91 at BU140384
      [4]      JX60 at BU138043
      [5]      DX1030 at BU717187 & BU717198; JX92 at BU138433
      [6]      DX1030 at BU717446 & BU717452; JX93 at BU138477
      [7]      DX1030 at BU717414 & BU717421; JX94 at BU138519
      [8]      DX1030 at BU717390 & BU717395; JX95 at BU138559
      [9]      JX61 at BU137995
     [10]      DX1030 at BU717371 & BU717378; JX96 at BU138599
     [11]      DX1030 at BU716812 & BU716817; JX97 at BU138640
     [12]      DX1030 at BU716766 & BU716773; JX98 at BU138681
     [13]      DX1030 at BU716748 & BU716754; JX99 at BU138723*
     [14]      JX62 at BU137946
     [15]      DX1030 at BU716714 & BU716722; JX100 at BU138764*
     [16]      DX1030 at BU716549 & BU716555; JX101 at BU138806*
     [17]      DX1030 at BU716699 & BU716705; JX102 at BU138853*
     [18]      DX1030 at BU716643 & BU716652; JX103 at BU138888*
     [19]      JX63 at BU896552
     [20]      DX1030 at BU716596 & BU716606; JX104 at BU900033*
     [21]      DX1030 at BU716582 & BU716591; JX105 at TFR0000009*
     [22]      DX1030 at BU936855 & BU936864; JX106 at TFR0000023*
     [23]      DX1030 at BU936840 & BU936849; JX107 at BU906380*
     [24]      JX64 at BU0000128
     [25]      DX1030 at BU936812 & BU936822; JX108 at BU941808*
     [26]      DX1030 at BU936795 & BU936805; JX109 at BU941846*
     [27]      JX110 at BU941881*
     [28]      JX111 at BU941918*
     [29]      JX70 at  BU945613
     [30]      JX112 at BU945317*
     [31]      JX113 at BU945343*

*Upon issuance of Bank United's Series B preferred stock in July 1995, Bank United TFRs aggregate dividends on the Series A and Series B preferred stock. Annual dividends on the 3,420,000 Series A shares total $2.53/share ($2,163,150 per quarter); annual dividends on the 4,000,000 Series B shares total $2.40/share ($2,400,000 per quarter). JX69 at BU0000128 & BU0000154.
Accordingly, the quarterly Series A and Series B preferred stock dividends aggregate to $4,563,150 as reflected on the TFRs after September 30, 1995. The TFR for September 30, 1995 reflects the sum of the Series A dividend and the "stub" or partial first quarterly dividend on the Series B preferred stock in the amount of $1,948,000. DX 1030, at BU716748, BU716756.

                                   APPENDIX B

RETURN CALCULATIONS ON $35,338,988 INFUSIONS
--------------------------------------------

RETURN RATE                         20.00%
                                    ======
ANNUAL COMPOUNDING
ACTUAL DAYS/365 DAY YEAR

      4,200,000 INVESTMENT          RETURN            TOTAL
--------------------------------------------------------------------------------
                 06/30/1990                           4,200,000.00
                 06/30/1991           840,000.00      5,040,000.00
                 06/30/1992         1,008,000.00      6,048,000.00
                 06/30/1993         1,209,600.00      7,257,600.00
                 06/30/1994         1,451,520.00      8,709,120.00
                 06/30/1995         1,741,824.00     10,450,944.00
                 06/30/1996         2,090,188.80     12,541,132.80
                 08/09/1996           274,123.12     12,815,255.92
                                      ----------

                 SUBTOTAL           8,615,255.92
                                    =============

      15,000,000 INVESTMENT         RETURN            TOTAL
--------------------------------------------------------------------------------

                 12/31/1990                          15,000,000.00
                 12/31/1991         3,000,000.00     18,000,000.00
                 12/31/1992         3,600,000.00     21,600,000.00
                 12/31/1993         4,320,000.00     25,920,000.00
                 12/31/1994         5,184,000.00     31,104,000.00
                 12/31/1995         6,220,800.00     37,324,800.00
                 08/09/1996         4,527,926.56     41,852,726.56
                                    ------------

                 SUBTOTAL          26,852,726.56
                                   =============

      16,138,988 INVESTMENT         RETURN            TOTAL
--------------------------------------------------------------------------------

                 12/19/1991                          16,138,988.00
                 12/19/1992         3,227,797.60     19,366,785.60
                 12/19/1993         3,873,357.12     23,240,142.72
                 12/19/1994         4,648,028.54     27,888,171.26
                 12/19/1995         5,577,634.25     33,465,805.51
                 08/09/1996         4,279,234.15     37,745,039.66
                                    ------------

                 SUBTOTAL          21,606,051.66
                                   =============

                 TOTAL RETURN      57,074,034.14
                                   =============


FOOTNOTE:
The dates on which the infusions were made are set forth in JX39. The ending date, August 9, 1996, is based on the date of Bank United Corp's IPO. See DX1268.

                                   APPENDIX C

RETURN CALCULATIONS ON $35,338,988 INFUSION
-------------------------------------------

RETURN RATE                         28.00%
                                    ======
ANNUAL COMPOUNDING
ACTUAL DAYS/365 DAY YEAR

      4,200,000 INVESTMENT          RETURN            TOTAL
--------------------------------------------------------------------------------

                 06/30/1990                           4,200,000.00
                 06/30/1991         1,176,000.00      5,376,000.00
                 06/30/1992         1,505,280.00      6,881,280.00
                 06/30/1993         1,926,758.40      8,808,038.40
                 06/30/1994         2,466,250.75     11,274,289.15
                 06/30/1995         3,156,800.96     14,431,090.11
                 06/30/1996         4,040,705.23     18,471,795.34
                 08/09/1996           565,257.13     19,037,052.47
                                      ----------

                 SUBTOTAL          14,837,052.47
                                   =============

      15,000,000 INVESTMENT         RETURN            TOTAL
--------------------------------------------------------------------------------

                 12/31/1990                          15,000,000.00
                 12/31/1991         4,200,000.00     19,200,000.00
                 12/31/1992         5,376,000.00     24,576,000.00
                 12/31/1993         6,881,280.00     31,457,280.00
                 12/31/1994         8,808,038.40     40,265,318.40
                 12/31/1995        11,274,289.15     51,539,607.55
                 08/09/1996         8,753,284.17     50,292,891.72
                                    ------------

                 SUBTOTAL          45,292,891.72
                                   =============

      16,138,988 INVESTMENT         RETURN            TOTAL
--------------------------------------------------------------------------------

                 12/19/1991                          16,138,988.00
                 12/19/1992         4,518,916.64     20,657,904.64
                 12/19/1993         5,784,213.30     26,442,117.94
                 12/19/1994         7,403,793.02     33,845,910.96
                 12/19/1995         9,476,855.07     43,322,766.03
                 08/09/1996         7,755,485.33     51,078,251.36
                                    ------------

                 SUBTOTAL          34,939,263.36
                                   =============

                 TOTAL RETURN      95,069,207.55
                                   =============


FOOTNOTE:
The dates on which the infusions were made are set forth in JX39. The ending date, August 9, 1996, is based on the date of Bank United Corp's IPO. See DX1268.

RETURN CALCULATIONS ON $35,338,988 INFUSION
-------------------------------------------

RETURN RATE                         15.75%
                                    ======
ANNUAL COMPOUNDING
ACTUAL DAYS/365 DAY YEAR

      4,200,000 INVESTMENT          RETURN            TOTAL
--------------------------------------------------------------------------------

                 06/30/1990                           4,200,000.00
                 06/30/1991           661,500.00      4,861,500.00
                 06/30/1992           765,686.25      5,627,186.25
                 06/30/1993           886,281.83      6,513,468.08
                 06/30/1994         1,025,871.22      7,539,339.30
                 06/30/1995         1,187,445.94      8,726,785.24
                 06/30/1996         1,374,468.68     10,101,253.92
                 08/09/1996           173,874.04     10,275,127.96
                                      ----------

                 SUBTOTAL           6,075,127.96
                                    ============

      15,000,000 INVESTMENT         RETURN            TOTAL
--------------------------------------------------------------------------------

                 12/31/1990                          15,000,000.00
                 12/31/1991         2,362,500.00     17,362,500.00
                 12/31/1992         2,734,593.75     20,097,093.75
                 12/31/1993         3,165,292.27     23,262,386.02
                 12/31/1994         3,663,825.80     26,926,211.82
                 12/31/1995         4,240,878.36     31,167,090.18
                 08/09/1996         2,977,478.98     34,144,569.16
                                    ------------

                 SUBTOTAL          19,144,569.16
                                   =============

      16,138,988 INVESTMENT         RETURN            TOTAL
--------------------------------------------------------------------------------

                 12/19/1991                          16,138,988.00
                 12/19/1992         2,541,890.61     18,680,878.61
                 12/19/1993         2,942,238.38     21,623,116.99
                 12/19/1994         3,405,640.93     25,028,757.92
                 12/19/1995         3,942,029.37     28,970,787.29
                 08/09/1996         2,917,263.29     31,888,050.58
                                    ------------

                 SUBTOTAL          15,749,062.58
                                   =============

                 TOTAL RETURN      40,968,759.70
                                   =============


FOOTNOTE:
The dates on which the infusions were made are set forth in JX39. The ending date, August 9, 1996, is based on the date of Bank United Corp's IPO. See DX1268.

RETURN CALCULATIONS ON $35,338,988 INFUSION
-------------------------------------------

RETURN RATE                         12.00%
                                    ======
ANNUAL COMPOUNDING
ACTUAL DAYS/365 DAY YEAR

      4,200,000 INVESTMENT          RETURN            TOTAL
--------------------------------------------------------------------------------

                 06/30/1990                           4,200,000.00
                 06/30/1991           504,000.00      4,704,000.00
                 06/30/1992           564,480.00      5,268,480.00
                 06/30/1993           632,217.60      5,900,697.60
                 06/30/1994           708,083.71      6,608,781.31
                 06/30/1995           793,053.76      7,401,835.07
                 06/30/1996           888,220.21      8,290,055.28
                 08/09/1996           108,722.04      8,398,777.32
                                      ----------

                 SUBTOTAL           4,198,777.32
                                    ============

      15,000,000 INVESTMENT         RETURN            TOTAL
--------------------------------------------------------------------------------

                 12/31/1990                          15,000,000.00
                 12/31/1991         1,800,000.00     16,800,000.00
                 12/31/1992         2,016,000.00     18,816,000.00
                 12/31/1993         2,257,920.00     21,073,920.00
                 12/31/1994         2,528,870.40     23,602,790.40
                 12/31/1995         2,832,334.85     26,435,125.25
                 08/09/1996         1,924,130.43     28,359,255.68
                                    ------------

                 SUBTOTAL          13,359,255.68
                                   =============

      16,138,988 INVESTMENT         RETURN            TOTAL
--------------------------------------------------------------------------------

                 12/19/1991                          16,138,988.00
                 12/19/1992         1,936,678.56     18,075,666.56
                 12/19/1993         2,169,079.99     20,244,746.55
                 12/19/1994         2,429,369.59     22,674,116.14
                 12/19/1995         2,720,893.94     25,395,010.08
                 08/09/1996         1,848,338.48     27,343,348.56
                                    ------------

                 SUBTOTAL          11,204,360.56
                                   =============

                 TOTAL RETURN      28,762,393.56
                                   =============


FOOTNOTE:
The dates on which the infusions were made are set forth in JX39. The ending date, August 9, 1996, is based on the date of Bank United Corp's IPO. See DX1268.

RETURN CALCULATIONS ON $35,338,988 INFUSION
-------------------------------------------

RETURN RATE                         7.00%
                                    =====
ANNUAL COMPOUNDING
ACTUAL DAYS/365 DAY YEAR

      4,200,000 INVESTMENT          RETURN            TOTAL
--------------------------------------------------------------------------------

                 06/30/1990                           4,200,000.00
                 06/30/1991           294,000.00      4,494,000.00
                 06/30/1992           314,580.00      4,808,580.00
                 06/30/1993           336,600.60      5,145,180.60
                 06/30/1994           360,162.64      5,505,343.24
                 06/30/1995           385,374.03      5,890,717.27
                 06/30/1996           412,350.21      6,303,067.48
                 08/09/1996            48,220.19      6,351,287.67
                                       ---------

                 SUBTOTAL           2,151,287.67
                                    ============

      15,000,000 INVESTMENT         RETURN            TOTAL
--------------------------------------------------------------------------------

                 12/31/1990                          15,000,000.00
                 12/31/1991         1,050,000.00     16,050,000.00
                 12/31/1992         1,123,500.00     17,173,500.00
                 12/31/1993         1,202,145.00     18,375,645.00
                 12/31/1994         1,286,295.15     19,661,940.15
                 12/31/1995         1,376,335.81     21,038,275.98
                 08/09/1996           893,264.50     21,931,540.46
                                      ----------

                 SUBTOTAL           6,931,540.46
                                    ============

      16,138,988 INVESTMENT         RETURN            TOTAL
--------------------------------------------------------------------------------

                 12/19/1991                          16,138,988.00
                 12/19/1992         1,129,729.16     17,268,717.16
                 12/19/1993         1,208,810.20     18,477,527.36
                 12/19/1994         1,293,426.92     19,770,954.28
                 12/19/1995         1,383,966.80     21,154,921.08
                 08/09/1996           946,769.42     22,101,690.50
                                      ----------

                 SUBTOTAL           5,962,702.50
                                    ============

                 TOTAL RETURN      15,045,530.63
                                   =============


FOOTNOTE:
The dates on which the infusions were made are set forth in JX39. The ending date, August 9, 1996, is based on the date of Bank United Corp's IPO. See DX1268.

              APPENDIX D

ADDITIONAL DIVIDEND PAYMENTS BY BANK
UNITED ON ITS 10.12 PERCENT "SERIES A"
            PREFERRED STOCK


                  DIVIDEND       DECLARATION
     DATE          PAYMENT     REFERENCE(EXS.)
    6/30/99         $2,163,150   [1,3,10]
    9/30/99          2,163,150   [1,4,11]
   12/31/99          2,163,150   [2,5,12]
    3/31/00          2,163,150   [2,6,13]
    6/30/00          2,163,150   [2,7,14]
    9/30/00          2,163,150   [2,8,15]
   12/30/00          2,163,150    [9,16]

     TOTAL     $15,142,050
               ===========

Record Reference:  Declaration of Jonathon K. Heffron at 2.

                  IN THE UNITED STATES COURT OF FEDERAL CLAIMS

BANK UNITED, ET AL.                  ss.
                                     ss.
            Plaintiffs,              ss.
                                     ss.
vs.                                  ss.     No. 95-473C
                                     ss.     (Judge James T. Turner)
UNITED STATES,                       ss.
                                     ss.
            Defendant.               ss.

                       DECLARATION OF JONATHON K. HEFFRON

      I, Jonathon K. Heffron, make the following statements under penalty of perjury:

      1. My name is Jonathon K. Heffron. I am over 21 years of age and am competent to testify to the matters set forth in this Declaration. I make this Declaration in support of Plaintiffs' Motions for Amended Findings and Judgment and for Reopening the Record for Additional Evidence.

      2. I was Chief Operating Officer of Bank United from May 1994 to February 8, 2001, and Chief Operating Officer of Bank United Corp. from July 1996 to
February 8, 2001. I was also General Counsel of Bank United from May 1990 to February 8, 2001, and General Counsel of Bank United Corp. from July 1996 to February 8, 2001. On February 8, 2001, pursuant to a merger with Washington Mutual, Inc., I ceased to hold those offices.

      3. Attached as Exhibits 1 and 2 are true and correct copies of the Form 10-Ks filed by Bank United with the Office of Thrift Supervision ("OTS") for Bank United's fiscal years ended September 30, 1999 and September 30, 2000, respectively.

      4. Attached as Exhibits 3-9 are true and correct copies of Schedules SI ("Consolidated Supplemental Information") of the Thrift Financial Reports filed by Bank United with the OTS for the quarters ending June 30, 1999, September 30, 1999, December 31, 1999,

March 31,  2000,  June 30,  2000,  September  30,  2000,  and December 31, 2000,
respectively.   These   copies   were   downloaded   from  the  OTS's   website,
www.ots.treas.gov.

      5. Attached as Exhibits 10-16 are true and correct copies of Capital Distribution Notifications filed by Bank United with the OTS for the quarters ending June 30, 1999, September 30, 1999, December 31, 1999, March 31, 2000, June 30, 2000, September 30, 2000, and December 31, 2000, respectively.

      6. Attached as Exhibit 17 is a true and correct copy of the audited financial statements of Bank United Corp. for the fiscal year ended September 30, 1996. This copy was produced to the government in this litigation (BU713969-714021) and, on information and belief, was marked as one of the government's trial exhibits (DX1325) during the trial of this case.

      I declare under penalty of perjury that the foregoing is true and correct.

      Executed January ___, 2002.

                                             ---------------------------------
                                                Jonathon K. Heffron